[EATON VANCE(R) MANAGED INVESTMENTS LOGO]


[PHOTO OF CURRENCIES]


ANNUAL REPORT SEPTEMBER 30, 2002

EATON VANCE INCOME FUND OF BOSTON


[PHOTO OF MONUMENT]


[PHOTO OF BOSTON SKY LINE]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

LETTER TO SHAREHOLDERS


[PHOTO OF MICHAEL W. WEILHEIMER]
Michael W. Weilheimer
President

Eaton Vance Income Fund of Boston Class A shares had a total return of 1.69% for the year ended September 30, 2002.(1) That return was the result of a decrease in net asset value per share from $5.84 on September 30, 2001 to $5.34 on September 30, 2002, and the reinvestment of $0.623 in dividends.

The Fund's Class B shares had a total return of -5.07% during the period from inception on June 20, 2002 through September 30, 2002.(1) That return was the result of a decrease in NAV from $10.00 on June 20, 2002 to $9.24 on September 30, 2002, and the reinvestment of $0.254 in dividends.

The Fund's Class C shares had a total return of -4.69% during the period from inception on June 21, 2002 through September 30, 2002.(1) That return was the result of a decrease in NAV from $10.00 on June 21, 2002 to $9.28 on September 30, 2002, and the reinvestment of $0.252 in dividends.

The Fund's Class I shares had a total return of 1.86%.(1) That return was the result of a decrease in NAV from $6.96 on September 30, 2001 to $6.36 on September 30, 2002, and the reinvestment of $0.758 in dividends.

Based on the Fund's most recent distributions and NAVs of $5.84 for Class A, $9.24 for Class B, $9.28 for Class C and $6.36 for Class I, Class A, Class B, Class C and Class I had distribution rates of 10.58%, 9.75%, 9.71% and 10.82%, respectively, on September 30, 2002.(2) The Fund's SEC 30-day yields were 10.53%, 10.21%, 10.23% and 11.33%, respectively, at September 30, 2002.(3)

A STUBBORNLY WEAK ECONOMY HAS LED TO DISAPPOINTING CORPORATE PROFITS AND PRESSURED THE HIGH YIELD MARKET ...

A sluggish economy has severely impaired earnings growth in 2002 and created a continuing hurdle for the high-yield market. While the recession of 2001 proved relatively shallow by historical standards, the recovery has been lackluster. Combined with investors' reluctance to embrace risk, that has led to an especially challenging climate for the high-yield market, with weak demand and a flight to quality driving many investors to Treasury bonds.

WHILE WAITING FOR A RECOVERY TO TAKE HOLD, THERE ARE SIGNS OF A SOUNDER HIGH-YIELD MARKET ON THE HORIZON ...

While investors await a more convincing economic recovery, there are signs that the high-yield market may emerge fundamentally sounder. For example, many of the recent market excesses relating to the telecom industry have been removed. We believe that this renewed discipline will increase the confidence of issuers and investors alike, setting the stage for more high-yield opportunities. In the pages that follow, co-portfolio manager Thomas Huggins and I review the past year and offer our thoughts on the year ahead in the high-yield market.


                                             Sincerely,
                                             /S/ Michael W. Weilheimer
                                             Michael W. Weilheimer
                                             President
                                             November 12, 2002


FUND INFORMATION
AS OF SEPTEMBER 30, 2002

PERFORMANCE(4)      CLASS A   CLASS B   CLASS C   CLASS I
-----------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year            1.69%     N.A.      N.A.      1.86%
Five Years          0.66      N.A.      N.A.      N.A.
Ten Years           6.06      N.A.      N.A.      N.A.
Life of Fund+       8.74     -5.07     -4.69     -2.68

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year            -3.12%    N.A.      N.A.      1.86%
Five Years          -0.31     N.A.      N.A.      N.A.
Ten Years            5.54     N.A.      N.A.      N.A.
Life of Fund+        8.57    -9.69     -5.62     -2.68

+ Inception dates: Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class
  I: 7/1/99


TEN LARGEST ISSUERS(5)
----------------------------------------
AES Corp.                        1.9%
Nextel Communications, Inc.      1.6
CSC Holdings, Inc.               1.6
Venetian Casino/Las Vegas Sands  1.6
Hollywood Casino Corp.           1.5
MGM Mirage, Inc.                 1.4
Port Arthur Finance Corp.        1.4
Waterford Gaming LLC             1.4
Comstock Resources, Inc.         1.3
Clear Channel Communications     1.3

(1)These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I has no sales charge. Class A and Class I shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (5)Ten largest issuers account for 15.0% of the Portfolio's net assets, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Portfolio is subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

MANAGEMENT DISCUSSION


AN INTERVIEW WITH MICHAEL W. WEILHEIMER AND THOMAS HUGGINS, CO-PORTFOLIO MANAGERS OF BOSTON INCOME PORTFOLIO.

[PHOTO OF MICHAEL W. WEILHEIMER]
Michael W. Weilheimer
Co-Portfolio Manager


[PHOTO OF THOMAS HUGGINS]
Thomas Huggins
Co-Portfolio Manager


Q: MIKE, THIS HAS BEEN ANOTHER DIFFICULT YEAR. WHAT ARE YOUR IMPRESSIONS OF THE
   HIGH-YIELD MARKET IN RECENT MONTHS?

A: MR. WEILHEIMER: While the high-yield market has stabilized somewhat following last year's traumatic declines, market sentiment has still been quite weak. Several factors have contributed to this weakness. First, in a period of continuing uncertainties about the economic recovery and global politics, investors have remained extremely risk-averse. Second, corporate earnings have been quite disappointing, reflecting the reticence of companies to commit to new capital spending. And finally, the equity markets, which the high-yield market closely tracks, have registered a third consecutive year of significant declines, which has further eroded investor confidence. Thus, while we believe that the worst is likely behind us, the high-yield market has not yet gained much traction.

Q: YOU INDICATED THAT THE HIGH-YIELD MARKET WAS INFLUENCED BY THE FAILING STOCK
   MARKET. COULD YOU EXPAND ON THAT THOUGHT?

A: MR. HUGGINS: Yes. Unlike investment-grade bonds, which respond primarily to interest rate fluctuations, the high-yield market tends to respond to underlying company fundamentals, much like the equity markets. When the equity markets move definitively in one direction or another, the high-yield market tends to move in sympathy.

   The economic recovery has been unconvincing at best. In the second quarter, Gross Domestic Product - the broadest measure of the nation's economic activity - rose a modest 1.3% from the same period last year. Earnings have been disappointing virtually across the board. Not surprisingly, the high-yield market reflected those results. In fact, June 2002 represented the worst one-month performance on record for the high-yield market.

Q: CAN YOU POINT TO ANYTHING POSITIVE EMERGING FROM THIS DIFFICULT PERIOD?

A: MR. WEILHEIMER: Yes. We're starting to see signs of discipline that were not there in recent years. For example, the new issue market has been significantly limited, suggesting that the excesses that characterized the high-yield universe in previous years are being wrung out. That is a very healthy development. New high-yield issuers are only now starting to test

[CHART]

PORTFOLIO CREDIT QUALITY RATINGS(1)
-----------------------------------

AAA          5.8%
A            0.9%
BBB          8.3%
BB          14.5%
B           59.1%
CCC          8.5%
Non-Rated    2.9%

[CHART]

FIVE LARGEST SECTOR WEIGHTINGS(1)

Broadcasting & Cable                  11.6%
Lodging & Gaming                       9.1%
Wireless Communication Services        5.7%
Oil & Gas - Exploration/Production     4.3%
Manufacturing                          4.2%

(1)Credit Quality ratings are those provided by Moody's, Inc., a nationally recognized bond rating service. Because the Fund is actively managed, Credit Quality Ratings and Five Largest Sector Weightings are subject to change. Five Largest Sector Weightings account for 34.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.


     MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES
      ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
                           INVESTED. YIELD WILL VARY.

   the waters. When these issues come to market, we expect that the deals will be more conservatively structured than in years past. Investors are likely to demand stronger covenants and higher yields, which would be favorable for the market in the long run.

Q: WHAT ADJUSTMENTS HAVE YOU MADE TO THE PORTFOLIO IN RECENT MONTHS?

A: MR. HUGGINS: The Portfolio's positioning has remained relatively static in recent months. Earlier in the year, we increased the Portfolio's weighting in BB rated bonds. Because BB rated companies have a slightly better credit rating, they have withstood the market onslaught better than companies in the B rated segment, which has historically been - and continues to be - the Portfolio's principal investment universe.

   We've also maintained a significant cash position, in the 5-to-9% range. An increased cash position has afforded us the flexibility to take advantage of opportunities during market reversals. Finally, from a sector standpoint, we have favored those defensive areas that have historically been better positioned to weather this slow economic climate. Thus, some of the Portfolio's largest weightings at September 30 were in the cable and broadcasting, lodging and gaming, energy and healthcare segments.

Q: YOU MENTIONED THAT THE BROADCASTING AND CABLE SECTOR IS THE PORTFOLIO'S
   LARGEST WEIGHTING. COULD YOU DISCUSS SOME OF THE PORTFOLIO'S HOLDINGS IN THIS AREA?

A: MR. WEILHEIMER: Yes. CSC Holdings, Inc. is the largest holding in this area.
   As the cable subsidiary of Cablevision Systems Corp., CSC offers cable television services to more than 3 million subscribers in the metropolitan New York area. In addition to a complete range of cable services, CSC offers "Optimum Online," a high-speed cable-based Internet service, which is growing rapidly. We believe that, over time, the company is well-positioned to benefit from added services in this lucrative metropolitan market.

   Clear Channel Communications is a diversified media conglomerate, with business interests in radio and outdoor billboards, advertising and entertainment. In a very difficult advertising climate, the company grew its revenues in the first half of 2002, testimony to the wide reach of it media properties. Clear Channel radio network reaches 181 million listeners, while syndicating some of the nation's most popular talk radio and music programs. This holding is a good example of how the Portfolio looks for relative value. Clear Channel, which is an investment-grade company, saw its bonds decline sharply in price during the month of June, as the high-grade market in general swooned. Thus, the Portfolio was able to purchase Clear Channel bonds at extremely attractive levels.

Q: LODGING AND GAMING COMPANIES WERE THE SECOND LARGEST WEIGHTING. IN WHAT
   COMPANIES DID THE PORTFOLIO HAVE INVESTMENTS?

A: MR. HUGGINS: The Portfolio's lodging and gaming holdings include a range of properties: the luxury-oriented Venetian Casino in Las Vegas; MGM Mirage, which has a leading market share in a wide range of gaming venues nationwide; Hollywood Casino Corp. which has gaming properties in new jurisdictions, such as Aurora, IL and Shreveport, LA; and Waterford Gaming, whose gaming interests are focused in Connecticut's very successful Mohegan Sun Casino. Revenues for these companies have held up quite well in a weak economy and free cash flow has remained strong.

   Moreover, given the uncertain political climate abroad, many families have opted for "stay-at-home" vacations. That has offset a slowdown in convention business for Las Vegas casino-resorts, which have dramatically altered their image in recent years and are now aggressively marketing their family entertainments, in addition to their traditional gaming activities. For many of the new gaming jurisdictions, a majority of their business comes from "drive-to"clientele, customers who were not impacted by the slowdown in air travel.

Q: COULD YOU GIVE AN EXAMPLE OF ONE OF THE PORTFOLIO'S WIRELESS INVESTMENTS?

A: MR. WEILHEIMER: Nextel Communications is the nation's fifth largest provider of wireless telecom services. The company registered 26% growth in revenues for the third quarter 2002, reversing a loss in the same period last year. Nextel added 480,000 new subscribers in the third quarter alone, bringing their subscriber base to around 10.1 million. Importantly, the company has retired $2.6 billion in debt in 2002, which should result in a significant savings in interest costs, dramatically improving the company's balance sheet.

Q: WERE THERE ANY OTHER DEFENSIVE INVESTMENTS OF INTEREST?

A: MR. HUGGINS: Yes. A smaller holding, Mother's Work, Inc., is a retailer of maternity apparel. The company operates 771 retail outlets, with brands ranging from budget to moderately-priced to upscale fashion needs. The company's product line includes clothes for the entire lifestyle of expectant mothers, from office attire to casual wear to clothes for special occasions. The company markets, manufactures and takes orders in-house. This vertical integration has given Mother's Work a key advantage over its competition in that it can respond quickly to changes in fashion trends. The company grew revenues 16% in the first nine months of 2002, an enviable record in a weak economy.

Q: LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD BOND MARKET?

A: MR.WEILHEIMER: High-yield spreads have been at historically high levels, with spreads for B rated bonds around 900 basis points (9.0%) over Treasury yields and spreads for BB-rated bonds around 600 basis points (6.0%). The market will likely key on what the stock market does. If the economy appears to strengthen, we could see interest rates tick higher. The high-yield market - unlike the investment-grade segment - needs just such a confirmation that an economic recovery is under way.

   While we expect sluggishness for a while longer, we believe that 2003 could bring fresh opportunities. Earnings comparisons will be easier, and if companies meet their estimates, we could see these wide spreads start to narrow appreciably. That could mean relief for high-yield investors in the coming year.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A
$10,000 INVESTMENT IN EATON VANCE INCOME
FUND OF BOSTON, CLASS A VS. THE CFSB HIGH
YIELD INDEX* AND THE MERRILL LYNCH
U.S. HIGH YIELD MASTER II INDEX.*

September 30, 1992 - September 30, 2002

                                                                               MERRILL LYNCH
                      EATON VANCE        FUND INCLUDING          CSFB         U.S. HIGH YIELD
                    INCOME FUND OF          MAXIMUM           HIGH YIELD        MASTERS II
       DATE         BOSTON, CLASS A       SALES CHARGE          INDEX              INDEX
---------------------------------------------------------------------------------------------
          9/30/92         10,000              10,000              10,000              10,000
         10/31/92          9,893               9,418               9,896               9,871
         11/30/92          9,938               9,461              10,044              10,022
         12/31/92         10,035               9,553              10,158              10,150
          1/31/93         10,268               9,776              10,435              10,392
          2/28/93         10,482               9,979              10,642              10,578
          3/31/93         10,632              10,122              10,866              10,757
          4/30/93         10,729              10,214              10,928              10,831
          5/31/93         10,894              10,371              11,088              10,972
          6/30/93         11,119              10,586              11,289              11,177
          7/31/93         11,232              10,693              11,406              11,289
          8/31/93         11,267              10,726              11,503              11,392
          9/30/93         11,259              10,719              11,568              11,443
         10/31/93         11,509              10,957              11,780              11,660
         11/30/93         11,663              11,103              11,929              11,721
         12/31/93         11,839              11,270              12,079              11,844
          1/31/94         12,113              11,531              12,294              12,100
          2/28/94         12,205              11,619              12,312              12,016
          3/31/94         11,847              11,279              11,950              11,628
          4/30/94         11,708              11,146              11,790              11,483
          5/31/94         11,771              11,206              11,857              11,458
          6/30/94         11,826              11,258              11,778              11,511
          7/31/94         11,783              11,217              11,833              11,586
          8/31/94         11,740              11,176              11,919              11,672
          9/30/94         11,737              11,174              11,966              11,670
         10/31/94         11,753              11,189              11,975              11,700
         11/30/94         11,613              11,055              11,836              11,600
         12/31/94         11,687              11,126              11,961              11,722
          1/31/95         11,791              11,226              12,087              11,887
          2/28/95         12,072              11,492              12,384              12,268
          3/31/95         12,132              11,550              12,524              12,433
          4/30/95         12,471              11,873              12,802              12,755
          5/31/95         12,788              12,174              13,163              13,148
          6/30/95         12,801              12,186              13,250              13,237
          7/31/95         13,026              12,401              13,455              13,409
          8/31/95         12,978              12,356              13,493              13,480
          9/30/95         13,057              12,431              13,648              13,640
         10/31/95         13,124              12,494              13,800              13,752
         11/30/95         13,254              12,618              13,865              13,888
         12/31/95         13,473              12,826              14,041              14,121
          1/31/96         13,724              13,065              14,307              14,356
          2/29/96         13,952              13,283              14,383              14,400
          3/31/96         13,863              13,198              14,344              14,341
          4/30/96         13,960              13,290              14,422              14,362
          5/31/96         14,115              13,437              14,539              14,465
          6/30/96         14,125              13,447              14,571              14,530
          7/31/96         14,227              13,544              14,702              14,618
          8/31/96         14,456              13,762              14,862              14,800
          9/30/96         14,809              14,098              15,118              15,144
         10/31/96         14,858              14,145              15,245              15,276
         11/30/96         15,107              14,382              15,482              15,582
         12/31/96         15,325              14,589              15,784              15,712
          1/31/97         15,507              14,763              15,900              15,830
          2/28/97         15,791              15,033              16,198              16,073
          3/31/97         15,464              14,722              16,017              15,852
          4/30/97         15,642              14,891              16,160              16,056
          5/31/97         16,077              15,305              16,484              16,394
          6/30/97         16,413              15,625              16,709              16,647
          7/31/97         16,893              16,083              17,063              17,088
          8/31/97         17,002              16,186              17,155              17,068
          9/30/97         17,426              16,590              17,495              17,375
         10/31/97         17,417              16,581              17,493              17,463
         11/30/97         17,544              16,702              17,617              17,627
         12/31/97         17,819              16,964              17,777              17,796
          1/31/98         18,280              17,403              18,080              18,080
          2/28/98         18,505              17,617              18,221              18,153
          3/31/98         18,829              17,925              18,312              18,326
          4/30/98         18,921              18,013              18,449              18,404
          5/31/98         18,938              18,029              18,504              18,515
          6/30/98         18,972              18,061              18,543              18,611
          7/31/98         19,096              18,180              18,673              18,729
          8/31/98         17,627              16,781              17,405              17,784
          9/30/98         17,596              16,752              17,403              17,830
         10/31/98         17,132              16,310              17,057              17,449
         11/30/98         18,317              17,438              17,922              18,355
         12/31/98         18,335              17,455              17,881              18,322
          1/31/99         18,803              17,901              18,049              18,569
          2/28/99         19,011              18,098              18,011              18,443
          3/31/99         19,440              18,507              18,175              18,657
          4/30/99         20,006              19,046              18,576              18,998
          5/31/99         19,770              18,821              18,376              18,824
          6/30/99         19,784              18,835              18,385              18,777
          7/31/99         19,924              18,968              18,394              18,803
          8/31/99         19,757              18,809              18,230              18,604
          9/30/99         19,702              18,757              18,090              18,529
         10/31/99         19,846              18,893              18,001              18,429
         11/30/99         20,278              19,304              18,246              18,669
         12/31/99         20,571              19,583              18,467              18,782
          1/31/00         20,891              19,888              18,393              18,710
          2/29/00         21,402              20,375              18,507              18,750
          3/31/00         21,124              20,110              18,230              18,475
          4/30/00         21,065              20,054              18,202              18,475
          5/31/00         20,782              19,785              17,911              18,243
          6/30/00         21,086              20,074              18,312              18,595
          7/31/00         21,010              20,002              18,484              18,695
          8/31/00         21,170              20,154              18,608              18,878
          9/30/00         20,690              19,697              18,437              18,715
         10/31/00         19,785              18,836              17,864              18,119
         11/30/00         18,461              17,575              17,160              17,424
         12/31/00         19,003              18,091              17,505              17,821
          1/31/01         20,417              19,437              18,554              18,949
          2/28/01         20,429              19,448              18,742              19,237
          3/31/01         19,613              18,671              18,369              18,851
          4/30/01         19,408              18,476              18,179              18,596
          5/31/01         19,581              18,642              18,543              18,922
          6/30/01         18,813              17,910              18,255              18,424
          7/31/01         18,807              17,904              18,451              18,723
          8/31/01         18,978              18,067              18,709              18,870
          9/30/01         17,706              16,856              17,529              17,567
         10/31/01         18,436              17,551              17,929              18,129
         11/30/01         19,107              18,190              18,509              18,766
         12/31/01         18,976              18,065              18,521              18,619
          1/31/02         19,124              18,206              18,694              18,722
          2/28/02         18,735              17,836              18,562              18,475
          3/31/02         19,120              18,203              18,987              18,941
          4/30/02         19,344              18,415              19,288              19,245
          5/31/02         19,219              18,297              19,220              19,098
          6/30/02         18,458              17,572              18,550              17,620
          7/31/02         18,025              17,160              18,020              16,935
          8/31/02         18,217              17,342              18,253              17,358
          9/30/02         18,004              17,140              18,028              17,088

PERFORMANCE*        CLASS A   CLASS B   CLASS C   CLASS I
------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year            1.69%     N.A.      N.A.      1.86%
Five Years          0.66      N.A.      N.A.      N.A.
Ten Years           6.06      N.A.      N.A.      N.A.
Life of Fund+       8.74     -5.07%    -4.69%    -2.68

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year           -3.12%     N.A.      N.A.      1.86%
Five Years         -0.31      N.A.      N.A.      N.A.
Ten Years           5.54      N.A.      N.A.      N.A.
Life of Fund+       8.57     -9.69%    -5.62%    -2.68

+ Inception dates: Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class
  I: 7/1/99

* Sources: Thomson Wealth Management; CS First Boston, Inc.; Bloomberg, L.P.

  The chart compares the Fund's total return with those of the CSFB High Yield Index and the Merrill Lynch U.S. High Yield Master II Index, broad-based, unmanaged market indices of high-yield corporate bonds. Effective November 30, 2002, the Fund's primary benchmark has been changed from the CSFB High Yield Index to the Merrill Lynch U.S. High Yield Master II Index. The Merrill Lynch Index consists of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $50 million, a maturity range greater than or equal to one year and a rating less than BBB/Baa3, but not in default. The CSFB Index has changed the methodology by which the composition and weighting of the Index are determined. We believe that the Merrill Lynch Index will more accurately reflect the Fund's high-yield investment universe. In compliance with SEC requirements, the Fund's previous benchmark, the CSFB High Yield Index, is also included. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. The Indices' total return do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index. An investment in the Fund's Class B shares on 6/20/02 at net asset value would have been worth $9,493 on September 30, 2002; $9,031, including CDSC. An investment in the Fund's Class C shares on 6/21/02 at net asset value would have been worth $9,531 on September 30, 2002; $9,438, including CDSC. An investment in the Fund's Class I shares on 7/1/99 at net asset value would have been worth $9,155 on September 30, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. Class A SEC returns reflect maximum sales charge of 4.75%.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002
Assets
--------------------------------------------------------
Investment in Boston Income Portfolio,
   at value
   (identified cost, $891,555,852)        $  796,712,177
Receivable for Fund shares sold                2,397,445
--------------------------------------------------------
TOTAL ASSETS                              $  799,109,622
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    4,894,513
Dividends payable                              2,962,317
Payable to affiliate for distribution
   and service fees                                  498
Payable to affiliate for Trustees' fees              270
Accrued expenses                                 385,043
--------------------------------------------------------
TOTAL LIABILITIES                         $    8,242,641
--------------------------------------------------------
NET ASSETS                                $  790,866,981
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,129,920,346
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (239,788,707)
Overdistributed net investment income         (4,420,983)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                          (94,843,675)
--------------------------------------------------------
TOTAL                                     $  790,866,981
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  777,697,638
SHARES OUTSTANDING                           145,528,552
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         5.34
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $5.34)       $         5.61
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $    4,284,299
SHARES OUTSTANDING                               463,829
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.24
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $    3,641,333
SHARES OUTSTANDING                               392,357
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.28
--------------------------------------------------------
Class I Shares
--------------------------------------------------------
NET ASSETS                                $    5,243,711
SHARES OUTSTANDING                               824,322
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         6.36
--------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2002
Investment Income
------------------------------------------------------
Interest and other income allocated from
   Portfolio                              $ 86,547,443
Dividends allocated from Portfolio           2,171,158
Expenses allocated from Portfolio           (5,724,168)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 82,994,433
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      5,114
Distribution and service fees
   Class A                                   1,819,681
   Class B                                       4,123
   Class C                                       4,431
Transfer and dividend disbursing agent
   fees                                        989,925
Printing and postage                           201,978
Registration fees                              134,404
Legal and accounting services                   23,777
Miscellaneous                                    8,489
------------------------------------------------------
TOTAL EXPENSES                            $  3,191,922
------------------------------------------------------

NET INVESTMENT INCOME                     $ 79,802,511
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(94,828,282)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   (244,037)
------------------------------------------------------
NET REALIZED LOSS                         $(95,072,319)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 24,568,837
   Foreign currency and forward foreign
      currency exchange contracts             (102,098)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 24,466,739
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(70,605,580)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  9,196,931
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED          YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $       79,802,511  $       84,537,623
   Net realized loss                             (95,072,319)       (137,211,244)
   Net change in unrealized appreciation
      (depreciation)                              24,466,739         (67,488,760)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $        9,196,931  $     (120,162,381)
--------------------------------------------------------------------------------
Distributions to shareholders -- *
   From net investment income
      Class A                             $      (78,750,174) $      (91,335,973)
      Class B                                        (33,601)                 --
      Class C                                        (35,146)                 --
      Class I                                       (579,654)           (906,057)
   Tax return of capital
      Class A                                     (8,896,682)         (1,643,408)
      Class B                                         (5,383)                 --
      Class C                                         (5,631)                 --
      Class I                                        (64,047)            (10,759)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (88,370,318) $      (93,896,197)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      346,610,871  $      480,680,839
      Class B                                      4,407,737                  --
      Class C                                      4,010,784                  --
      Class I                                      1,776,722           3,297,591
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     49,796,804          54,348,420
      Class B                                         20,290                  --
      Class C                                         22,123                  --
      Class I                                        493,672             748,355
   Cost of shares redeemed
      Class A                                   (283,990,841)       (264,658,282)
      Class B                                        (70,833)                 --
      Class C                                       (313,662)                 --
      Class I                                     (2,328,901)         (6,841,249)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      120,434,766  $      267,575,674
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       41,261,379  $       53,517,096
--------------------------------------------------------------------------------

                                          YEAR ENDED          YEAR ENDED
NET ASSETS                                SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
At beginning of year                      $      749,605,602  $      696,088,506
--------------------------------------------------------------------------------
AT END OF YEAR                            $      790,866,981  $      749,605,602
--------------------------------------------------------------------------------

Overdistributed net
investment income
included in net assets
--------------------------------------------------------------------------------
AT END OF YEAR                            $       (4,420,983) $       (3,643,685)
--------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   CLASS A
                                  --------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999         1998
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  5.840          $  7.750       $  8.160      $  8.030     $  8.700
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.559          $  0.766       $  0.833      $  0.830     $  0.810
Net realized and unrealized
   gain (loss)                           (0.436)           (1.817)        (0.419)        0.110       (0.700)
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.123          $ (1.051)      $  0.414      $  0.940     $  0.110
------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.560)         $ (0.846)      $ (0.824)     $ (0.810)    $ (0.780)
From tax return of capital               (0.063)           (0.013)            --            --           --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.623)         $ (0.859)      $ (0.824)     $ (0.810)    $ (0.780)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  5.340          $  5.840       $  7.750      $  8.160     $  8.030
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            1.69%           (14.43)%         5.01%        11.97%        0.98%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $777,698          $743,808       $685,322      $331,130     $224,960
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.07%             1.06%          1.04%         1.01%        1.04%
   Net investment income                   9.57%            11.28%         10.18%         9.97%        9.22%
Portfolio Turnover of the
   Portfolio                                 91%               16%(6)         --            --           --
Portfolio Turnover of the
   Fund(5)                                   --                70%            98%          132%         141%
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market pemiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.015, decrease net realized and unrealized loss per share by $0.015 and decrease the ratio of net investment income to average net assets from 9.78% to 9.57%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.
 (6) For the period from commencement of the Portfolio's operations, July 23, 2001, to September 30, 2001.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              CLASS B
                                  --------------------------------
                                  PERIOD ENDED
                                  SEPTEMBER 30, 2002(1)(2)
------------------------------------------------------------------
Net asset value -- Beginning
   of period                                  $10.000
------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------
Net investment income                         $ 0.229
Net realized and unrealized
   loss                                        (0.735)
------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                    $(0.506)
------------------------------------------------------------------

Less distributions
------------------------------------------------------------------
From net investment income                    $(0.219)
From tax return of capital                     (0.035)
------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $(0.254)
------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                                     $ 9.240
------------------------------------------------------------------

TOTAL RETURN(3)                                 (5.07)%
------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                            $ 4,284
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                   1.85%(5)
   Net investment income                         8.91%(5)
Portfolio Turnover of the
   Portfolio(6)                                    91%
------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of operations of Class B shares, June 20, 2002, to September 30, 2002.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's shares of the Portfolio's expenses.
 (5)  Annualized.
 (6)  For the year ended September 30, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              CLASS C
                                  --------------------------------
                                  PERIOD ENDED
                                  SEPTEMBER 30, 2002(1)(2)
------------------------------------------------------------------
Net asset value -- Beginning
   of period                                  $10.000
------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------
Net investment income                         $ 0.231
Net realized and unrealized
   loss                                        (0.699)
------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                    $(0.468)
------------------------------------------------------------------

Less distributions
------------------------------------------------------------------
From net investment income                    $(0.217)
From tax return of capital                     (0.035)
------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $(0.252)
------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                                     $ 9.280
------------------------------------------------------------------

TOTAL RETURN(3)                                 (4.69)%
------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                            $ 3,641
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                   1.85%(5)
   Net investment income                         8.97%(5)
Portfolio Turnover of the
   Portfolio(6)                                    91%
------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of operations of Class C shares, June 21, 2002, to September 30, 2002.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.
 (6)  For the year ended September 30, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              CLASS I
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(3)
-------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 6.960            $ 9.210        $ 9.710        $10.000
-------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------
Net investment income                  $ 0.685            $ 0.951        $ 0.995        $ 0.250
Net realized and unrealized
   loss                                 (0.527)            (2.169)        (0.498)        (0.290)(4)
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.158            $(1.218)       $ 0.497        $(0.040)
-------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------
From net investment income             $(0.683)           $(1.019)       $(0.997)       $(0.250)
From tax return of capital              (0.075)            (0.013)            --             --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.758)           $(1.032)       $(0.997)       $(0.250)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 6.360            $ 6.960        $ 9.210        $ 9.710
-------------------------------------------------------------------------------------------------

TOTAL RETURN(5)                           1.86%            (14.08)%         5.07%         (0.44)%
-------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 5,244            $ 5,798        $10,766        $   233
Ratios (As a percentage of
   average daily net assets):
   Expenses(6)                            0.85%              0.84%          0.84%          0.89%(7)
   Net investment income                  9.82%             11.64%         10.33%         10.12%(7)
Portfolio Turnover of the
   Portfolio                                91%                16%(9)         --             --
Portfolio Turnover of the
   Fund(8)                                  --                 70%            98%           132%
-------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed- income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.015, decrease net realized and unrealized loss per share by $0.015 and decrease the ratio of net investment income to average net assets from 10.03% to 9.82%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) For the period from the commencement of offering of Class I shares, July 1, 1999, to September 30, 1999.
 (4) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (5) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (6)  Includes the Fund's share of the Portfolio's allocated expenses.
 (7)  Annualized.
 (8) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.
 (9) For the period from commencement of the Portfolio's operations, July 23, 2001, to September 30, 2001.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Income Fund of Boston (the Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase; Class B, Class C and Class I shares are sold at net asset value and Class B and Class C shares are subject to a contingent deferred sales charge (See Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution and service plans and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Boston Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Effective October 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $1,517,419 increase in accumulated net investment loss and a corresponding $1,517,419 decrease in unrealized depreciation.

   The effect of these changes for the year ended September 30, 2002 was a decrease in net investment income of $1,804,378, a decrease in net realized loss of $1,812,333 and an increase in net unrealized depreciation of $7,955.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $158,933,697 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2003 ($1,177), September 30, 2004 ($2,446,478), September 30,
   2008 ($2,872,561), September 30, 2009 ($4,287,968) and September 30, 2010
   ($149,325,513), respectively. At September 30, 2002, net capital losses of $77,814,299 attributable to security transactions incurred after October 31, 2001, are treated as arising on the first day of the Fund's next taxable year.

   At September 30, 2002, the overdistributed ordinary income on a tax basis was $0 and differed from the overdistributed net investment income due primarily to the difference in methods for accreting market discount on certain securities and recognizing distributions to shareholders.

 D Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, (reduced by any available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest all distributions in additional shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                       2002          2001
    --------------------------------------------------------------------
    Sales                                      58,764,201    69,812,306
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                8,540,685     8,134,824
    Redemptions                               (49,081,598)  (39,123,487)
    --------------------------------------------------------------------
    NET INCREASE                               18,223,288    38,823,643
    --------------------------------------------------------------------

                                                 PERIOD ENDED SEPTEMBER 30,
                                              --------------------------------
    CLASS B                                          2002(1)
    --------------------------------------------------------------------------
    Sales                                                469,173
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                           2,180
    Redemptions                                           (7,524)
    --------------------------------------------------------------------------
    NET INCREASE                                         463,829
    --------------------------------------------------------------------------

                                                 PERIOD ENDED SEPTEMBER 30,
                                              --------------------------------
    CLASS C                                          2002(1)
    --------------------------------------------------------------------------
    Sales                                                423,370
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                           2,359
    Redemptions                                          (33,372)
    --------------------------------------------------------------------------
    NET INCREASE                                         392,357
    --------------------------------------------------------------------------

                                                  YEAR ENDED SEPTEMBER 30,
                                              --------------------------------
    CLASS I                                           2002             2001
    --------------------------------------------------------------------------
    Sales                                                249,892       405,884
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          71,006        93,036
    Redemptions                                         (330,005)     (834,156)
    --------------------------------------------------------------------------
    NET DECREASE                                          (9,107)     (335,236)
    --------------------------------------------------------------------------

 (1) For the period from the commencement of operations of Class B and C shares, June 20, 2002 and June 21, 2002, respectively, to September 30, 2002.

   Redemptions or exchanges of Class A and Class I shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended September 30, 2002 the Fund received $71,071 in redemption fees on Class A shares and $630 in redemption fees on Class I shares.

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective August 1, 2002, EVM serves as the

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Distributors Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $175,294 as its portion of the sales charge on sales of Class A shares during the year ended September 30, 2002.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $3,092 and $3,323 for Class B and Class C shares, respectively, to or payable to EVD for the year ended September 30, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares. At September 30, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $194,000 and $153,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended September 30, 2002 amounted to $1,819,681, $1,031 and $1,108 for Class A, Class B and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $1,000 and $4 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended September 30, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $358,040,586 and $326,337,432, respectively, for the year ended
   September 30, 2002.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INCOME FUND OF BOSTON:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2002

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

SENIOR FLOATING-RATE INTERESTS -- 1.8%(1)(2)

                                                 PRINCIPAL
SECURITY                                         AMOUNT           VALUE
------------------------------------------------------------------------------
Broadcasting and Cable -- 0.4%
------------------------------------------------------------------------------
Century Cable Holdings, LLC, Term Loan,
Maturing 12/31/09                                    2,500,000    $  1,802,083
Century Cable Holdings, Term Loan B,
Maturing 6/30/09                                       850,000         614,656
Olympus Cable Holdings, LLC, Term
Loan A, Maturing 6/30/10                             1,000,000         809,444
------------------------------------------------------------------------------
                                                                  $  3,226,183
------------------------------------------------------------------------------
Printing and Business Products -- 0.4%
------------------------------------------------------------------------------
Merrill Corp., Term Loan A, Maturing
6/1/05                                               1,348,943    $  1,247,772
Merrill Corp., Term Loan B, Maturing
6/1/05                                               2,131,546       1,971,680
------------------------------------------------------------------------------
                                                                  $  3,219,452
------------------------------------------------------------------------------
Wireless Communication Services -- 1.0%
------------------------------------------------------------------------------
IPCS Wireless Revolving Loan, Maturing
6/30/08(3)(6)                                        4,571,429    $  2,857,143
IPCS Wireless, Term Loan B, Maturing
6/30/08(6)                                           2,457,143       1,535,714
Nextel Communications, Inc., Term
Loan D, Maturing 3/31/09                             2,000,000       1,689,416
Spectrasite Communications Inc., Term
Loan B, Maturing 6/30/06                             2,700,000       2,273,522
------------------------------------------------------------------------------
                                                                  $  8,355,795
------------------------------------------------------------------------------
Total Senior Floating-Rate Interests
   (identified cost $16,985,562)                                  $ 14,801,430
------------------------------------------------------------------------------

CORPORATE BONDS & NOTES -- 88.5%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Aerospace and Defense -- 1.8%
------------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                   $     7,180    $  7,323,600
Transdigm, Inc., 10.375%, 12/1/08                        6,470       6,664,100
------------------------------------------------------------------------------
                                                                  $ 13,987,700
------------------------------------------------------------------------------
Airlines -- 2.1%
------------------------------------------------------------------------------
American Airlines, 7.80%, 10/1/06                  $     5,185    $  4,750,113
Continental Airlines, 7.033%, 6/15/11                    4,791       3,654,385
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Airlines (continued)
------------------------------------------------------------------------------
Continental Airlines, 7.08%, 11/1/04                       664         569,777
Continental Airlines, 7.434%, 9/15/04              $     2,510    $  2,028,846
Delta Air Lines, 8.30%, 12/15/29                         1,125         619,998
Northwest Airlines, Inc.,
7.875%, 3/15/08                                          1,540         731,500
Northwest Airlines, Inc.,
8.375%, 3/15/04                                          1,380         903,900
Northwest Airlines, Inc.,
8.875%, 6/1/06                                           4,350       2,153,250
Northwest Airlines, Inc., Sr. Notes,
9.875%, 3/15/07                                          2,560       1,267,200
------------------------------------------------------------------------------
                                                                  $ 16,678,969
------------------------------------------------------------------------------
Apparel -- 1.6%
------------------------------------------------------------------------------
Russell Corp., Sr. Notes,
9.25%, 5/1/10(4)                                   $     1,593    $  1,648,755
Tropical Sportswear International,
11.00%, 6/15/08                                          2,430       2,539,350
William Carter, Series B,
10.875%, 8/15/11                                         7,445       8,236,031
------------------------------------------------------------------------------
                                                                  $ 12,424,136
------------------------------------------------------------------------------
Appliances -- 0.1%
------------------------------------------------------------------------------
Salton, Inc., Sr. Sub. Notes,
12.25%, 4/15/08                                    $       815    $    770,175
------------------------------------------------------------------------------
                                                                  $    770,175
------------------------------------------------------------------------------
Auto and Parts -- 1.6%
------------------------------------------------------------------------------
Advance Stores Co., Inc.,
10.25%, 4/15/08                                    $     1,885    $  2,002,812
Asbury Automotive Group, 9.00%, 6/15/12                  3,375       3,054,375
CSK Auto, Inc., 12.00%, 6/15/06                          4,730       5,031,537
United Auto Group, Inc., Sr. Sub. Notes,
9.625%, 3/15/12                                          2,910       2,953,650
------------------------------------------------------------------------------
                                                                  $ 13,042,374
------------------------------------------------------------------------------
Broadcasting and Cable -- 10.8%
------------------------------------------------------------------------------
ACME Television Services, Inc.,
10.875%, 9/30/04                                   $     4,520    $  4,452,200
Adelphia Communications, Sr. Notes,
Series B, 9.25%, 10/1/02(5)                              6,390       2,332,350
Charter Communication Holdings, Sr.
Disc. Notes, 12.1257%, (0% until 2007),
1/15/12                                                    415         134,875
Charter Communication Holdings, Sr.
Disc. Notes, 13.50%, (0% until 2006)
1/15/11                                                 13,420       4,764,100
Charter Communication Holdings, Sr.
Notes, 8.25%, 4/1/07                                       835         517,700

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Broadcasting and Cable (continued)
------------------------------------------------------------------------------
Charter Communication Holdings, Sr.
Notes, 10.75%, 10/1/09                                   3,485       2,212,975
Charter Communication Holdings, Sr.
Notes, 11.125%, 1/15/11                            $     3,200    $  2,032,000
Clear Channel Communications,
7.25%, 9/15/03                                           3,370       3,428,217
Clear Channel Communications,
7.875%, 6/15/05                                          6,735       7,019,560
Comcast Cable Communication,
6.20%, 11/15/08                                          1,965       1,849,853
Comcast Cable Communication,
8.125%, 5/1/04                                           1,980       1,980,867
Continental Cablevision, 9.50%, 8/1/13                   2,615       2,538,307
Continental Cablevision, Sr. Notes,
8.30%, 5/15/06                                           3,680       3,591,305
Corus Entertainment, Inc., Sr. Sub.
Notes, 8.75%, 3/1/12                                     2,955       3,021,487
Cox Communications, Inc.,
7.125%, 10/1/12                                          3,145       3,142,525
CSC Holdings, Inc., Sr. Notes,
7.875%, 12/15/07                                         2,240       1,859,200
CSC Holdings, Inc., Sr. Notes,
Series B, 7.625%, 4/1/11                                 7,870       6,296,000
CSC Holdings, Inc., Sr. Sub. Notes,
9.875%, 2/15/13                                          1,185         924,300
CSC Holdings, Inc., Sr. Sub. Notes,
10.50%, 5/15/16                                          1,620       1,263,600
Echostar Broadband Corp., Sr. Notes,
9.125%, 1/15/09                                          4,995       4,720,275
Emmis Communication Corp.,
8.125%, 3/15/09                                            685         698,700
Emmis Communication Corp., 12.50%, (0%
until 2006) 3/15/11                                      7,796       5,885,980
Granite Broadcasting Corp., Sr. Sub.
Notes, 8.875%, 5/15/08                                   2,000       1,610,000
Granite Broadcasting Corp., Sr. Sub.
Notes, 9.375%, 12/1/05                                     655         537,100
Granite Broadcasting Corp., Sr. Sub.
Notes, 10.375%, 5/15/05                                  6,253       5,158,642
Insight Communications, Sr. Disc. Notes,
12.25%, (0% until 2006) 2/15/11                          6,515       2,410,550
Mediacom Broadband LLC, 11.00%, 7/15/13                    720         666,000
Mediacom LLC/Capital Corp., Sr. Notes,
9.50%, 1/15/13                                           2,794       2,291,080
Muzak Holdings LLC, 9.875%, 3/15/09                      3,335       2,351,175
Muzak Holdings LLC, Sr. Disc. Notes,
13.00%, (0% until 2004), 3/15/10                         2,812       1,448,180
Pegasus Communications Corp., Sr. Notes,
9.625%, 10/15/05                                           280         127,400
Pegasus Communications Corp., Sr. Notes,
9.75%, 12/1/06                                           1,275         580,125
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Broadcasting and Cable (continued)
------------------------------------------------------------------------------
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07                                           1,280         582,400
Pegasus Satellite, 12.375%, 8/1/06                 $     1,810    $    823,550
Radio One, Inc., 8.875%, 7/1/11                          2,075       2,178,750
Sinclair Broadcast Group, Sr. Sub.
Notes, 8.75%, 12/15/07                                     800         824,000
------------------------------------------------------------------------------
                                                                  $ 86,255,328
------------------------------------------------------------------------------
Building Materials -- 1.3%
------------------------------------------------------------------------------
Associated Materials, Inc., Sr. Sub.
Notes, 9.75%, 4/15/12(4)                           $     1,595    $  1,642,850
Louisiana Pacific Corp., Sr. Notes,
8.50%, 8/15/05                                           1,210       1,233,548
Louisiana Pacific Corp., Sr. Sub. Notes,
10.875%, 11/15/08                                        3,085       3,223,825
Ryland Group, Sr. Notes, 9.75%, 9/1/10                     440         473,000
WCI Communities, Inc., 9.125%, 5/1/12                    3,632       3,332,360
------------------------------------------------------------------------------
                                                                  $  9,905,583
------------------------------------------------------------------------------
Business Services - Miscellaneous -- 2.6%
------------------------------------------------------------------------------
Coinmach Corp., Sr. Notes, 9.00%, 2/1/10           $     4,055    $  4,207,062
MDP Acquisitions PLC, Sr. Notes,
9.625%, 10/1/12                                          5,465       5,424,012
PCA LLC/PCA Finance Corp., Sr. Notes,
11.875%, 8/1/09                                          5,887       6,034,175
Service Corp. International,
6.00%, 12/15/05                                            300         256,500
Stewart Enterprises, 10.75%, 7/1/08                        860         946,000
Synagro Technologies, Inc., Sr. Sub.
Notes, 9.50%, 4/1/09                                     1,060       1,102,400
Trico Marine Services, Sr. Notes,
8.875%, 5/15/12                                          3,230       2,793,950
------------------------------------------------------------------------------
                                                                  $ 20,764,099
------------------------------------------------------------------------------
Chemicals -- 3.1%
------------------------------------------------------------------------------
Avecia Group PLC, 11.00%, 7/1/09                   $     5,366    $  5,178,190
Ferro Corp., Sr. Notes, 9.125%, 1/1/09                   1,690       1,788,965
Hercules, Inc., 11.125%, 11/15/07                        3,390       3,712,050
MacDermid, Inc., 9.125%, 7/15/11                         1,655       1,746,025
Methanex Corp., Sr. Notes,
8.75%, 8/15/12                                           2,330       2,423,200
Noveon, Inc., 11.00%, 2/28/11                            1,140       1,236,900
Olin Corp., Sr. Notes, 9.125%, 12/15/11                  3,525       4,033,086

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Chemicals (continued)
------------------------------------------------------------------------------
Resolution Performance, Sr. Sub. Notes,
13.50%, 11/15/10                                         3,025       3,357,750
Texas Petrochemical Corp., Sr. Sub.
Notes, 11.125%, 7/1/06                             $     2,330    $  1,479,550
------------------------------------------------------------------------------
                                                                  $ 24,955,716
------------------------------------------------------------------------------
Consumer Products -- 1.6%
------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                   $       550    $    497,750
Fedders North America, 9.375%, 8/15/07                   5,490       4,309,650
Fedders North America, Series B,
9.375%, 8/15/07                                          1,295       1,016,575
Hockey Co., 11.25%, 4/15/09                              5,180       4,998,700
Weight Watcher International, Inc.,
13.00%, 10/1/09                                          1,400       1,603,000
------------------------------------------------------------------------------
                                                                  $ 12,425,675
------------------------------------------------------------------------------
Containers and Packaging -- 1.7%
------------------------------------------------------------------------------
Jefferson Smurfit Corp., Sr. Notes,
8.25%, 10/1/12                                     $     3,665    $  3,665,000
Riverwood International Corp.,
10.875%, 4/1/08                                          3,635       3,653,175
Stone Container Corp., Sr. Notes,
8.375%, 7/1/12                                           5,955       5,955,000
------------------------------------------------------------------------------
                                                                  $ 13,273,175
------------------------------------------------------------------------------
Distribution/Wholesale -- 0.7%
------------------------------------------------------------------------------
Fleming Companies, Inc., 9.25%, 6/15/10            $     2,075    $  1,587,375
Roundy's, Inc., Sr. Sub. Notes,
8.875%, 6/15/12                                          4,358       4,270,840
------------------------------------------------------------------------------
                                                                  $  5,858,215
------------------------------------------------------------------------------
Drugs -- 0.9%
------------------------------------------------------------------------------
Alaris Medical Systems, Series B,
11.625%, 12/1/06                                   $     2,700    $  2,929,500
Biovail Corp., Sr. Sub. Notes,
7.875%, 4/1/10                                           3,800       3,781,000
------------------------------------------------------------------------------
                                                                  $  6,710,500
------------------------------------------------------------------------------
Electronic Components -- 0.2%
------------------------------------------------------------------------------
Solectron Corp., 0.00%, 5/8/20                     $       395    $    230,581
Solectron Corp., 0.00%, 11/20/20                         2,650       1,063,312
------------------------------------------------------------------------------
                                                                  $  1,293,893
------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Electronic Equipment -- 0.2%
------------------------------------------------------------------------------
Flextronics International Ltd., Sr. Sub.
Notes, 9.875%, 7/1/10                              $     1,855    $  1,855,000
------------------------------------------------------------------------------
                                                                  $  1,855,000
------------------------------------------------------------------------------
Electronics - Instruments -- 0.6%
------------------------------------------------------------------------------
Ucar Finance, Inc., 10.25%, 2/15/12                $     3,550    $  3,390,250
Wesco Distribution, Inc.,
9.125%, 6/1/08                                           1,200       1,038,000
------------------------------------------------------------------------------
                                                                  $  4,428,250
------------------------------------------------------------------------------
Energy Services -- 2.1%
------------------------------------------------------------------------------
Hornbeck Leevac Marine Service, Sr.
Notes, 10.625%, 8/1/08                             $     4,737    $  4,973,850
Port Arthur Finance Corp.,
12.50%, 1/15/09                                         10,842      11,438,827
------------------------------------------------------------------------------
                                                                  $ 16,412,677
------------------------------------------------------------------------------
Entertainment -- 1.6%
------------------------------------------------------------------------------
AMF Bowling Worldwide, Sr. Sub. Notes,
13.00%, 2/28/08                                    $     4,010    $  4,125,287
Carmike Cinemas, 10.375%, 2/1/09                         5,732       5,244,780
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                             840         739,200
Six Flags, Inc., Sr. Notes,
8.875%, 2/1/10                                           3,002       2,476,650
Six Flags, Inc., Sr. Notes,
9.50%, 2/1/09                                              335         288,100
------------------------------------------------------------------------------
                                                                  $ 12,874,017
------------------------------------------------------------------------------
Financial Services -- 0.6%
------------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                $     4,200    $  4,357,500
------------------------------------------------------------------------------
                                                                  $  4,357,500
------------------------------------------------------------------------------
Foods -- 4.4%
------------------------------------------------------------------------------
American Seafood Group LLC, Sr. Sub.
Notes, 10.125%, 4/15/10(4)                         $     6,905    $  6,887,737
B&G Foods, Inc., 9.625%, 8/1/07                            950         971,375
Burns Philip Capital Ltd.,
9.75%, 7/15/12                                           6,330       6,314,175
Chiquita Brands International, Inc., Sr.
Notes, 10.56%, 3/15/09                                     605         626,487
Dean Foods Co., Sr. Notes,
8.15%, 8/1/07                                            2,370       2,426,197
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                           1,895       1,904,475
Michael Foods, 11.75%, 4/1/11                            4,535       5,011,175
New World Pasta Company, 9.25%, 2/15/09                  6,807       6,475,159

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Foods (continued)
------------------------------------------------------------------------------
Premier International Foods, Sr. Notes,
12.00%, 9/1/09                                     $     4,273    $  4,572,110
------------------------------------------------------------------------------
                                                                  $ 35,188,890
------------------------------------------------------------------------------
Gaming -- 2.2%
------------------------------------------------------------------------------
Argosy Gaming Co., 10.75%, 6/1/09                  $     2,125    $  2,326,875
Boyd Gaming Corp., Sr. Sub. Notes,
9.50%, 7/15/07                                           1,973       2,051,920
Chukchansi EDA, Sr. Notes,
14.50%, 6/15/09                                          5,070       4,689,750
Penn National Gaming, Inc.,
11.125%, 3/1/08                                          6,655       7,187,400
Wheeling Island Gaming,
10.125%, 12/15/09                                        1,432       1,467,800
------------------------------------------------------------------------------
                                                                  $ 17,723,745
------------------------------------------------------------------------------
Health Services -- 3.8%
------------------------------------------------------------------------------
Alliance Imaging, Sr. Sub Notes,
10.375%, 4/15/11                                   $     3,380    $  3,599,700
HCA - The Healthcare Co., 8.75%, 9/1/10                  3,885       4,451,445
Magellan Health Services, Sr. Notes,
9.375%, 11/15/07(4)                                      2,595       1,699,725
Pacificare Health System,
10.75%, 6/1/09                                           4,230       4,198,275
Rotech Healthcare, Inc., Sr Sub. Notes,
9.50%, 4/1/12                                            2,965       2,794,512
Select Medical Corp., Sr. Sub. Notes,
9.50%, 6/15/09                                           5,220       5,246,100
Triad Hospitals Holdings,
11.00%, 5/15/09                                          1,000       1,102,500
Vanguard Health Systems, 9.75%, 8/1/11                   7,280       7,207,200
------------------------------------------------------------------------------
                                                                  $ 30,299,457
------------------------------------------------------------------------------
Housing, Real Estate Development -- 0.7%
------------------------------------------------------------------------------
Ryland Group, Sr. Sub. Notes,
9.125%, 6/15/11                                    $     5,075    $  5,201,875
------------------------------------------------------------------------------
                                                                  $  5,201,875
------------------------------------------------------------------------------
Information Technology Services -- 0.1%
------------------------------------------------------------------------------
Diva Systems Corp., Sr. Notes,
12.625%, (0% until 2003), 3/1/08                   $     6,175    $     92,625
Fisher Scientific International, Sr.
Sub. Notes, 9.00%, 2/1/08                                  540         557,550
------------------------------------------------------------------------------
                                                                  $    650,175
------------------------------------------------------------------------------
Lodging and Gaming -- 9.1%
------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.75%, 2/15/09           $     2,110    $  2,326,275
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Lodging and Gaming (continued)
------------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Notes,
8.75%, 4/15/12                                     $     2,430    $  2,539,350
Hollywood Casino Corp., 11.25%, 5/1/07                     870         948,300
Hollywood Casino Corp., Variable Rate,
10.51%, 5/1/06                                           4,375       4,446,094
Hollywood Casino Shreveport, First
Mortgage Bonds, 13.00%, 8/1/06                           5,695       6,122,125
John Q Hamons Hotels/Finance, Series B,
8.875%, 5/15/12                                          2,755       2,665,463
Majestic Star LLC, 10.875%, 7/1/06                       3,680       3,772,000
Mandalay Resort Group, Sr. Notes,
9.50%, 8/1/08                                            1,650       1,798,500
Mandalay Resort Group, Sr. Sub. Notes,
10.25%, 8/1/07                                             860         930,950
MGM Grand, Inc., 9.75%, 6/1/07                           2,645       2,889,663
MGM Mirage, Inc., 8.50%, 9/15/10                         8,020       8,578,016
Park Place Entertainment, Sr. Sub.
Notes, 8.125%, 5/15/11                                     790         809,750
Park Place Entertainment, Sr. Sub.
Notes, 8.875%, 9/15/08                                   2,315       2,436,538
Sun International Hotels,
8.625%, 12/15/07                                         1,500       1,561,875
Sun International Hotels, Sr. Sub.
Notes, 8.875%, 8/15/11                                   6,540       6,589,050
Venetian Casino/Las Vegas Sands,
11.00%, 6/15/10                                         12,825      12,632,625
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(4)                                       11,055      11,386,650
------------------------------------------------------------------------------
                                                                  $ 72,433,224
------------------------------------------------------------------------------
Machinery -- 2.8%
------------------------------------------------------------------------------
Briggs & Stratton Corp., Sr. Notes,
8.875%, 3/15/11                                    $     3,705    $  3,908,775
Flowserve Corp., 12.25%, 8/15/10                         2,307       2,387,745
Joy Global, Inc., Series B,
8.75%, 3/15/12                                           1,520       1,542,800
Manitowoc Co., Inc. (The), Sr. Sub.
Notes, 10.375%, 5/15/11                   EUR            1,900       1,931,542
Manitowoc Co., Inc. (The), Sr. Sub.
Notes, 10.50%, 8/1/12                                    4,120       4,326,000
Terex Corp., 9.25%, 7/15/11                              2,040       1,999,200
Terex Corp., 10.375%, 4/1/11                             6,320       6,414,800
------------------------------------------------------------------------------
                                                                  $ 22,510,862
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Manufacturing -- 4.2%
------------------------------------------------------------------------------
AK Steel Corp., 7.75%, 6/15/12                     $     1,785    $  1,776,075
Dresser, Inc., 9.375%, 4/15/11                           8,025       7,824,375
Foamex L.P., 9.875%, 6/15/07                             1,570       1,208,900
Foamex L.P./Capital Corp.,
10.75%, 4/1/09                                           2,660       2,407,300
Insilco Corp., 12.00%, 8/15/07(5)                        6,600         165,000
Motors and Gears, Inc., Sr. Notes,
10.75%, 11/15/06                                         1,275       1,166,625
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, 6/15/09(4)                                3,467       3,172,305
Tekni-Plex, Inc., 12.75%, 6/15/10                        1,170       1,152,450
Tekni-Plex, Inc., Sr. Sub. Notes,
12.75%, 6/15/10(4)                                       2,120       2,088,200
Trimas Corp., 9.875%, 6/15/12                            4,225       4,161,625
Tyco International Group SA,
5.80%, 8/1/06                                            6,465       5,435,934
Tyco International Group SA,
6.75%, 2/15/11                                           1,905       1,574,463
Venture Holding Trust, Sr. Notes,
9.50%, 7/1/05                                            3,683       1,602,105
------------------------------------------------------------------------------
                                                                  $ 33,735,357
------------------------------------------------------------------------------
Medical Products -- 1.0%
------------------------------------------------------------------------------
Advanced Medical Optics, Sr. Sub. Notes,
9.25%, 7/15/10                                     $     2,105    $  2,073,425
Hanger Orthopedic Group,
10.375%, 2/15/09                                         1,330       1,409,800
Medquest Inc., Sr. Sub. Notes,
11.875%, 8/15/12                                         4,680       4,656,600
------------------------------------------------------------------------------
                                                                  $  8,139,825
------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 2.5%
------------------------------------------------------------------------------
Amerigas Partners LP, Sr. Notes,
8.875%, 5/20/11                                    $     3,150    $  3,260,250
Chesapeake Energy Corp.,
8.375%, 11/1/08                                          1,870       1,891,038
DI Industries, Inc., (Grey Wolf, Inc.),
Sr. Notes, 8.875%, 7/1/07                                1,995       2,044,875
Grant Geophysical, Inc., Sr. Notes,
Series B, 9.75%, 2/15/08                                 1,000         255,000
Key Energy Services, Inc.,
14.00%, 1/15/09                                            615         713,400
Ram Energy, Inc., Sr. Notes,
11.50%, 2/15/08                                          3,459       1,046,348
SESI, LLC, 8.875%, 5/15/11                               8,912       9,023,400
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08                  1,435       1,427,825
------------------------------------------------------------------------------
                                                                  $ 19,662,136
------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 4.3%
------------------------------------------------------------------------------
Abraxas Petroleum Corp., 11.50%, 11/1/04           $     7,803    $  4,330,665
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                           2,715       2,742,150
Comstock Resources, Inc.,
11.25%, 5/1/07                                          10,115      10,570,175
Continental Resources, 10.25%, 8/1/08                    4,440       3,885,000
Encore Acquisition Co., 8.375%, 6/15/12                  4,220       4,283,300
Grey Wolf, Inc., Series C,
8.875%, 7/1/07                                             475         485,688
Pennzoil-Quaker State, 10.00%, 11/1/08                   1,410       1,676,138
Plains E&P Co., Sr. Sub. Notes,
8.75%, 7/1/12                                            2,965       2,979,825
Premcor USA, Inc., 11.50%, 10/1/09                         940         982,300
Transocean Sedco Forex, 9.50%, 12/15/08                  1,710       2,169,641
------------------------------------------------------------------------------
                                                                  $ 34,104,882
------------------------------------------------------------------------------
Oil and Gas - Refining -- 0.0%
------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09             $       300    $    316,500
------------------------------------------------------------------------------
                                                                  $    316,500
------------------------------------------------------------------------------
Oil Companies - Exploration & Production -- 0.2%
------------------------------------------------------------------------------
Plains All American Pipeline, Sr. Notes,
7.75%, 10/15/12                                    $     1,840    $  1,867,600
------------------------------------------------------------------------------
                                                                  $  1,867,600
------------------------------------------------------------------------------
Paper and Forest Products -- 0.6%
------------------------------------------------------------------------------
Buckeye Technologies, Inc., Sr. Sub.
Notes, 8.00%, 10/15/10                             $       800    $    604,000
Buckeye Technologies, Inc., Sr. Sub.
Notes, 9.25%, 9/15/08                                      825         688,875
Caraustar Industries, Inc.,
9.875%, 4/1/11                                             750         765,000
Longview Fibre Co., Sr. Sub. Notes,
10.00%, 1/15/09                                          2,535       2,611,050
------------------------------------------------------------------------------
                                                                  $  4,668,925
------------------------------------------------------------------------------
Printing and Business Products -- 0.2%
------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                             $       757    $    654,632
Merrill Corp., Series A, (PIK),
12.00%, 5/1/09(6)                                          324         230,093
Merrill Corp., Series B, (PIK),
12.00%, 5/1/09(6)                                        1,563         907,840
------------------------------------------------------------------------------
                                                                  $  1,792,565
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Printing or Publishing - Diversification -- 1.3%
------------------------------------------------------------------------------
Hollinger International Publishing,
9.25%, 2/1/06                                      $       500    $    507,500
Hollinger International Publishing,
9.25%, 3/15/07                                             940         958,800
Hollinger Participation, Sr. Notes,
(PIK), 12.125%, 11/15/10(4)                              9,963       8,717,189
------------------------------------------------------------------------------
                                                                  $ 10,183,489
------------------------------------------------------------------------------
Publishing -- 0.9%
------------------------------------------------------------------------------
Canwest Media, Inc., Sr. Sub. Notes,
10.625%, 5/15/11                                   $     5,050    $  5,289,875
Vertis, Inc., Sr. Notes,
10.875%, 6/15/09                                         1,915       1,924,575
------------------------------------------------------------------------------
                                                                  $  7,214,450
------------------------------------------------------------------------------
REITS -- 0.9%
------------------------------------------------------------------------------
Ventas Realty LP/Capital CRP,
8.75%, 5/1/09                                      $     1,405    $  1,447,150
Ventas Realty LP/Capital CRP,
9.00%, 5/1/12                                            5,415       5,618,063
------------------------------------------------------------------------------
                                                                  $  7,065,213
------------------------------------------------------------------------------
Restaurants -- 0.2%
------------------------------------------------------------------------------
New World Coffee, 18.00%, 6/15/03(4)               $     1,880    $  1,786,000
------------------------------------------------------------------------------
                                                                  $  1,786,000
------------------------------------------------------------------------------
Retail - Apparel -- 0.7%
------------------------------------------------------------------------------
Mothers Work, Inc., 11.25%, 8/1/10                 $     5,730    $  5,873,250
------------------------------------------------------------------------------
                                                                  $  5,873,250
------------------------------------------------------------------------------
Retail - Food and Drug -- 0.2%
------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                   $     1,920    $  1,660,800
------------------------------------------------------------------------------
                                                                  $  1,660,800
------------------------------------------------------------------------------
Retail - General -- 0.0%
------------------------------------------------------------------------------
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                   $        48    $     49,260
------------------------------------------------------------------------------
                                                                  $     49,260
------------------------------------------------------------------------------
Semiconductors -- 2.2%
------------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06                                      $     3,360    $  2,335,200
Chippac International Ltd.,
12.75%, 8/1/09                                           5,540       5,429,200
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Semiconductors (continued)
------------------------------------------------------------------------------
Fairchild Semiconductor, Sr. Sub Notes,
10.50%, 2/1/09                                     $     5,507    $  5,754,815
On Semiconductor Corp., 12.00%, 5/15/08                  6,470       4,043,750
------------------------------------------------------------------------------
                                                                  $ 17,562,965
------------------------------------------------------------------------------
Services -- 1.3%
------------------------------------------------------------------------------
Alderwoods Group, 11.00%, 1/2/07                   $     7,166    $  7,166,200
Alderwoods Group, 12.25%, 1/2/09                         1,200       1,158,000
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                                 840         423,150
Kindercare Learning Centers, Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                               1,850       1,766,750
------------------------------------------------------------------------------
                                                                  $ 10,514,100
------------------------------------------------------------------------------
Transportation -- 1.1%
------------------------------------------------------------------------------
Kansas City Southern, 9.50%, 10/1/08               $       971    $  1,068,100
P & O Princess Cruises, 7.875%, 6/1/27                   1,550       1,338,096
Pacer International, Inc.,
11.75%, 6/1/07                                           3,916       3,994,320
Petroleum Helicopters, Series B,
9.375%, 5/1/09                                           1,995       2,069,813
QDI LLC, (PIK), 12.50%, 6/15/08(4)                         260         131,300
QDI LLC, Jr. Sub. Notes, (PIK),
12.00%, 6/15/09(4)                                          60           9,342
Sea Containers, Sr. Notes,
7.875%, 2/15/08                                            260         188,500
------------------------------------------------------------------------------
                                                                  $  8,799,471
------------------------------------------------------------------------------
Utility - Electric Power Generation -- 2.0%
------------------------------------------------------------------------------
AES Corp., Sr. Notes, 8.75%, 12/15/02              $    12,047    $ 11,143,475
AES Corp., Sr. Notes, 8.75%, 6/15/08                     3,790       1,913,950
AES Corp., Sr. Notes, 8.875%, 2/15/11                      520         267,800
AES Corp., Sr. Notes, 9.375%, 9/15/10                    3,155       1,656,375
Calpine Canada Energy Finance,
8.50%, 5/1/08                                            1,000         415,000
Calpine Corp., Sr. Notes,
7.875%, 4/1/08                                           1,950         799,500
------------------------------------------------------------------------------
                                                                  $ 16,196,100
------------------------------------------------------------------------------
Waste Management -- 1.5%
------------------------------------------------------------------------------
Allied Waste, 10.00%, 8/1/09                       $     5,930    $  5,485,250
Allied Waste, Series B, 8.875%, 4/1/08                   3,220       3,139,500
Stericycle, Inc., 12.375%, 11/15/09                      2,895       3,314,775
------------------------------------------------------------------------------
                                                                  $ 11,939,525
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Wireless Communication Services -- 4.5%
------------------------------------------------------------------------------
Alamosa Delaware, Inc., 13.625%, 8/15/11           $       890    $    173,550
AT&T Wireless Services, Inc.,
7.875%, 3/1/11                                             420         323,946
Crown Castle International Corp., Sr.
Disc. Notes, 10.375%, (0% until 2004),
5/15/11                                                    438         190,530
Crown Castle International Corp., Sr.
Disc. Notes, 10.625%, (0% until 2002)
11/15/07                                                 3,034       2,078,290
Crown Castle International Corp., Sr.
Notes, 10.75%, 8/1/11                                    4,535       3,061,125
Insight Midwest/Insight Capital, Sr.
Notes, 10.50%, 11/1/10                                   3,395       3,038,525
IWO Holdings, Inc., 14.00%, 1/15/11                      5,600       1,092,000
McCaw International Ltd., Sr. Disc.
Notes, 13.00%, 4/15/07(5)                                5,650          84,750
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, 9/15/07                                   5,305       4,456,200
Nextel Communications, Inc., Sr. Notes,
9.375%, 11/15/09                                         8,020       6,135,300
Nextel Communications, Inc., Sr. Notes,
9.50%, 2/1/11                                              745         560,613
Nextel International, Sr. Notes,
12.75%, 8/1/10(5)                                        4,550          68,250
Nextel Partners, Inc., Sr. Notes,
11.00%, 3/15/10                                          5,920       3,936,800
Ono Finance PLC, 13.00%, 5/1/09                          3,940         886,500
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                          3,483         783,675
PTC International Finance II SA,
11.25%, 12/1/09                                            625         634,375
PTC International Finance II SA,
11.25%, 12/1/09                           EUR            1,125       1,142,354
Qwest Corp., 8.875%, 3/15/12                             2,585       2,261,875
Rural Cellular Corp., Sr. Sub. Notes,
9.75%, 1/15/10                                             400         214,000
Spectrasite Holdings, Inc.,
6.75%, 11/15/10                                          1,540         346,500
Spectrasite Holdings, Inc., Sr. Notes,
12.50%, 11/15/10                                           430          94,600
TeleCorp PCS, Inc., 10.625%, 7/15/10                     3,200       2,832,000
Triton PCS, Inc., 9.375%, 2/1/11                           400         274,000
TSI Telecommunication, Series B,
12.75%, 2/1/09                                           1,200       1,026,000
Ubiquitel Operating Co., 14.00%, (0%
until 2005), 4/15/10                                     4,920         270,600
------------------------------------------------------------------------------
                                                                  $ 35,966,358
------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Wireline Communication Services -- 0.4%
------------------------------------------------------------------------------
Colt Telecom Group PLC, Sr. Disc. Notes,
12.00%, 12/15/06                                   $       900    $    571,500
FLAG Ltd., Sr. Notes, 8.25%, 1/30/08(5)                  4,160         124,800
SBA Communications Corp., Sr. Disc.
Notes, 12.00%, (0% until 2003), 3/1/08                   1,045         538,175
SBA Communications Corp., Sr. Notes,
10.25%, 2/1/09                                             202         108,070
Tritel PCS,  Inc., 10.375%, 1/15/11                      2,382       2,084,250
------------------------------------------------------------------------------
                                                                  $  3,426,795
------------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost $779,054,601)                                 $704,806,776
------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 0.5%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Chemicals -- 0.0%
------------------------------------------------------------------------------
Pioneer Companies, Inc., Common(6)(7)                   64,758    $    242,843
Sterling Chemicals, Inc., Common(7)                      2,400              96
------------------------------------------------------------------------------
                                                                  $    242,939
------------------------------------------------------------------------------
Foods -- 0.0%
------------------------------------------------------------------------------
Chiquita Brands International, Inc.,
Common(7)                                               21,458    $    331,526
------------------------------------------------------------------------------
                                                                  $    331,526
------------------------------------------------------------------------------
Gaming -- 0.4%
------------------------------------------------------------------------------
Park Place Entertainment Corp.,
Common(7)                                              350,000    $  2,782,500
------------------------------------------------------------------------------
                                                                  $  2,782,500
------------------------------------------------------------------------------
Lodging and Gaming -- 0.0%
------------------------------------------------------------------------------
Peninsula Gaming LLC, Convertible
Preferred Membership Interests(7)(8)                     6,338    $     38,027
------------------------------------------------------------------------------
                                                                  $     38,027
------------------------------------------------------------------------------
Restaurants -- 0.0%
------------------------------------------------------------------------------
New World Coffee, Warrants, Exp.
6/15/06(7)(8)                                            1,880    $        940
------------------------------------------------------------------------------
                                                                  $        940
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Semiconductors -- 0.0%
------------------------------------------------------------------------------
Asat Finance, Warrants, Exp. 11/1/06(7)                  3,900    $     39,000
------------------------------------------------------------------------------
                                                                  $     39,000
------------------------------------------------------------------------------
Services -- 0.0%
------------------------------------------------------------------------------
HF Holdings, Inc., Warrants, Exp.
9/27/09(6)(7)                                            3,400    $          0
Merrill Corp., Warrants, Series A(7)                     3,182               0
------------------------------------------------------------------------------
                                                                  $          0
------------------------------------------------------------------------------
Transportation -- 0.0%
------------------------------------------------------------------------------
Quality Distribution, Inc., Warrants,
Exp. 1/15/07(7)                                            817    $          0
VS Holdings, Inc., Common(7)(8)                        206,125         206,125
------------------------------------------------------------------------------
                                                                  $    206,125
------------------------------------------------------------------------------
Wireless Communication Services -- 0.1%
------------------------------------------------------------------------------
McCaw International Ltd., Rights(6)(7)              10,200,000    $    605,574
------------------------------------------------------------------------------
                                                                  $    605,574
------------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost $7,526,657)                                   $  4,246,631
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.3%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Business Services - Miscellaneous -- 0.2%
------------------------------------------------------------------------------
Titan Capital Trust                                     50,000    $  1,781,250
------------------------------------------------------------------------------
                                                                  $  1,781,250
------------------------------------------------------------------------------
Entertainment -- 0.1%
------------------------------------------------------------------------------
Six Flags, Inc.                                         25,000    $    345,000
------------------------------------------------------------------------------
                                                                  $    345,000
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $2,606,500)                                   $  2,126,250
------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.8%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Broadcasting and Cable -- 0.4%
------------------------------------------------------------------------------
CSC Holdings, Inc., Series M, 11.125%                   36,698    $  2,412,893
SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------

Broadcasting and Cable (continued)
------------------------------------------------------------------------------
Pegasus Satellite, 12.75% (PIK)                          4,589    $    871,910
------------------------------------------------------------------------------
                                                                  $  3,284,803
------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.2%
------------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)                                                    3,192    $  1,444,380
------------------------------------------------------------------------------
                                                                  $  1,444,380
------------------------------------------------------------------------------
Wireless Communication Services -- 0.1%
------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                    1,334    $    338,408
Nextel Communications Corp., 13%,
Series D, (PIK)                                             85          58,013
Rural Cellular Corp., 12.25% (PIK)                       4,293         439,982
------------------------------------------------------------------------------
                                                                  $    836,403
------------------------------------------------------------------------------
Wireline Communication Services -- 0.1%
------------------------------------------------------------------------------
Broadwing Communications, Series B,
12.50%                                                   4,627    $    474,268
------------------------------------------------------------------------------
                                                                  $    474,268
------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $20,645,644)                                  $  6,039,854
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 5.4%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
G.E. Capital, 1.95%, 10/1/02                       $    23,230    $ 23,230,000
USA Capital, 1.77%, 10/3/02                             20,000      19,998,033
------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $43,228,033)                               $ 43,228,033
------------------------------------------------------------------------------
Total Investments -- 97.3%
   (identified cost $870,046,997)                                 $775,248,974
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.7%                            $ 21,463,213
------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $796,712,187
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

 EUR - Euro Dollar
 (1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately three years.
 (2) Interest rates are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the prime rate offered by one or more major United States banks or
      (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR).
 (3)  Subject to unfunded loan commitments of $571,429 at September 30, 2002.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Defaulted security
 (6) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (7)  Non-income producing security.
 (8)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $870,046,997)                          $775,248,974
Cash                                             5,374
Receivable for investments sold              6,653,539
Interest and dividends receivable           19,632,921
Prepaid expenses                                 2,743
------------------------------------------------------
TOTAL ASSETS                              $801,543,551
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  4,709,215
Payable for open forward foreign
   currency contracts                           50,801
Payable to affiliate for Trustees' fees            675
Accrued expenses                                70,673
------------------------------------------------------
TOTAL LIABILITIES                         $  4,831,364
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $796,712,187
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $891,555,862
Net unrealized depreciation (computed on
   the basis of identified cost)           (94,843,675)
------------------------------------------------------
TOTAL                                     $796,712,187
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2002
Investment Income
------------------------------------------------------
Interest                                  $ 85,534,020
Dividends                                    2,171,158
Other income                                 1,013,423
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 88,718,601
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  5,234,602
Trustees' fees and expenses                     27,339
Custodian fee                                  371,388
Legal and accounting services                   74,420
Miscellaneous                                   16,419
------------------------------------------------------
TOTAL EXPENSES                            $  5,724,168
------------------------------------------------------

NET INVESTMENT INCOME                     $ 82,994,433
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(94,828,282)
   Foreign currency and forward foreign
      currency exchange contract
      transactions                            (244,037)
------------------------------------------------------
NET REALIZED LOSS                         $(95,072,319)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 24,568,837
   Foreign currency and forward foreign
      currency exchange contracts             (102,098)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 24,466,739
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(70,605,580)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 12,388,853
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED          PERIOD ENDED
IN NET ASSETS                             SEPTEMBER 30, 2002  SEPTEMBER 30, 2001(1)
-------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $       82,994,433  $                  16,337,268
   Net realized loss                             (95,072,319)                   (38,526,798)
   Net change in unrealized appreciation
      (depreciation)                              24,466,739                    (16,906,749)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $       12,388,853  $                 (39,096,279)
-------------------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Income Fund of Boston               $               --  $                 762,800,395
   Contributions                                 358,040,586                     89,671,754
   Withdrawals                                  (326,337,432)                   (60,855,700)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $       31,703,154  $                 791,616,449
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       44,092,007  $                 752,520,170
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
At beginning of year                      $      752,620,180  $                     100,010
-------------------------------------------------------------------------------------------
AT END OF YEAR                            $      796,712,187  $                 752,620,180
-------------------------------------------------------------------------------------------

 (1) For the period from the start of business, July 23, 2001, to September 30, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                   YEAR ENDED SEPTEMBER 30,
                                  --------------------------
                                    2002(1)        2001(2)
------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------
Ratios (As a percentage of average daily
   net assets):
   Expenses                            0.68%          0.69%(3)
   Net investment income               9.91%         10.38%(3)
Portfolio Turnover                       91%            16%
------------------------------------------------------------
TOTAL RETURN(4)                        2.09%            --
------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $796,712       $752,620
------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease the ratio of net investment income to average net assets from 10.12% to 9.91%.
 (2) For the period from the start of business, July 23, 2001, to September 30, 2001.
 (3)  Annualized.
 (4) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Boston Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the state of New York on March 13, 2001, seeks to achieve high current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and accretion of discount. Effective October 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of these accounting changes had no impact on the Portfolio's net assets, but resulted in a $1,517,419 decrease in the cost of securities and a corresponding $1,517,419 decrease in the net unrealized depreciation, based on securities held by the Portfolio on September 30, 2001. The effect of these changes for the year ended September 30, 2002 was a decrease in net investment income of $1,804,378, a decrease in net realized loss of $1,812,333, and an increase in net unrealized depreciation of $7,955. The statement of changes in net assets and supplementary data for the prior period have not been restated to reflect these changes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
   Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statements purposes as unrealized until such time as the contracts have been closed.

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended September 30, 2002, the Portfolio's custodian fee was reduced by $1,857 as a result of this arrangement.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
 H Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities are determined on the basis of identified cost.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio. For the year ended September 30, 2002, the advisory fee amounted to $5,234,602. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $820,551,715 and $694,331,279, respectively, for the year ended September 30, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 874,597,172
    -------------------------------------------------------
    Gross unrealized appreciation             $  20,451,746
    Gross unrealized depreciation              (119,799,944)
    -------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (99,348,198)
    -------------------------------------------------------

   The unrealized appreciation on foreign currency is $5,149.

5 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2002 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                              SALES
    -----------------------------------------------------------------------------------------
    SETTLEMENT                                              IN EXCHANGE FOR    NET UNREALIZED
    DATE(S)       DELIVER                                   (IN U.S. DOLLARS)  DEPRECIATION
    -----------------------------------------------------------------------------------------
    10/18/02      Euro Dollar
                  3,219,639                                  $     3,133,228   $      (50,801)
    -----------------------------------------------------------------------------------------
                                                             $     3,133,228   $      (50,801)
    -----------------------------------------------------------------------------------------

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2002.

7 Restricted Securities
-------------------------------------------
   At September 30, 2002, the Portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (excercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF      SHARES/               FAIR
    DESCRIPTION                               ACQUISITION  FACE      COST        VALUE
    -------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    New World Coffee, Warrants, Exp. 6/15/06  6/15/01         1,880  $        0  $    940
    Peninsula Gaming LLC, Convertible
     Preferred Membership Interests           7/8/99          6,338           0    38,027
    VS Holdings, Inc., Common                 3/28/02       206,125   2,554,000   206,125
    -------------------------------------------------------------------------------------
                                                                     $2,554,000  $245,092
    -------------------------------------------------------------------------------------

8 Transfer of Assets
-------------------------------------------
   Investment operations began on July 23, 2001 with the acquisition of net assets of Eaton Vance Income Fund of Boston of $762,800,395, in exchange for an interest in the Portfolio, including net unrealized depreciation of $103,921,084. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF BOSTON INCOME PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Boston Income Portfolio (the "Portfolio") at September 30, 2002, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2002

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Income Fund of Boston (the Fund), and Boston Income Portfolio (the Portfolio), are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                           POSITION(S)          TERM OF
       NAME AND             WITH THE           OFFICE AND                                                   NUMBER OF PORTFOLIOS
        DATE OF             FUND AND           LENGTH OF                 PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
         BIRTH              PORTFOLIO           SERVICE                   DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
----------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz    Trustee          Trustee of the Fund    President and Chief Executive Officer of                 185
11/28/59                                  since 2001; of the     National Financial Partners (financial
                                          Portfolio since 2001   services company) (since April 1999).
                                                                 President and Chief Operating Officer of
                                                                 John A. Levin & Co. (registered
                                                                 investment adviser) (July 1997 to April
                                                                 1999) and a Director of Baker,
                                                                 Fentress & Company, which owns John A.
                                                                 Levin & Co. (July 1997 to April 1999).
                                                                 Ms. Bibliowicz is an interested person
                                                                 because of her affiliation with a
                                                                 brokerage firm.
James B. Hawkes          Trustee          Trustee of the Fund    Chairman, President and Chief Executive                  190
11/9/41                                   since 1988; of the     Officer of BMR, EVM and their corporate
                                          Portfolio since 2001   parent and trustee, Eaton Vance Corp.
                                                                 (EVC) and Eaton Vance, Inc. (EV),
                                                                 respectively; Director of EV; Vice
                                                                 President and Director of EVD. Trustee
                                                                 and/or officer of 190 investment
                                                                 companies in the Eaton Vance Fund
                                                                 Complex. Mr. Hawkes is an interested
                                                                 person because of his positions with
                                                                 BMR, EVM and EVC, which are affiliates
                                                                 of the Fund and the Portfolio.
----------------------------------------------------------------------------------------------------------------------------------


       NAME AND
        DATE OF                    OTHER DIRECTORSHIPS
         BIRTH                             HELD
-----------------------
Jessica M. Bibliowicz                      None
11/28/59

James B. Hawkes                      Director of EVC
11/9/41

-----------------------

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEE(S)

                           POSITION(S)          TERM OF
       NAME AND             WITH THE           OFFICE AND                                                   NUMBER OF PORTFOLIOS
        DATE OF             FUND AND           LENGTH OF                 PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
         BIRTH              PORTFOLIO           SERVICE                   DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee          Trustee of the Fund    President of Dwight Partners, Inc.                       190
3/26/31                                   since 1989; of the     (corporate relations and communications
                                          Portfolio since 2001   company).
Samuel L. Hayes, III     Trustee          Trustee of the Fund    Jacob H. Schiff Professor of Investment                  190
2/23/35                                   since 1989; of the     Banking Emeritus, Harvard University
                                          Portfolio since 2001   Graduate School of Business
                                                                 Administration.
Norton H. Reamer         Trustee          Trustee of the Fund    President, Unicorn Corporation (an                       190
9/21/35                                   since 1989; of the     investment and financial advisory
                                          Portfolio since 2001   services company) (since September
                                                                 2000). Chairman, Hellman, Jordan
                                                                 Management Co., Inc. (an investment
                                                                 management company) (since November
                                                                 2000). Advisory Director, Berkshire
                                                                 Capital Corporation (investment banking
                                                                 firm) (since June 2002). Formerly,
                                                                 Chairman of the Board, United Asset
                                                                 Management Corporation (a holding
                                                                 company owning institutional investment
                                                                 management firms) and Chairman,
                                                                 President and Director, UAM Funds
                                                                 (mutual funds).
Lynn A. Stout            Trustee          Trustee of the Fund    Professor of Law, University of                          185
9/14/57                                   since 2001; of the     California at Los Angeles School of Law
                                          Portfolio since 2001   (since July 2001). Formerly, Professor
                                                                 of Law, Georgetown University Law
                                                                 Center.
Jack L. Treynor          Trustee          Trustee of the Fund    Investment Adviser and Consultant.                       170
2/21/30                                   since 2001; of the
                                          Portfolio since 2001
----------------------------------------------------------------------------------------------------------------------------------


       NAME AND
        DATE OF                    OTHER DIRECTORSHIPS
         BIRTH                             HELD
-----------------------
Donald R. Dwight         Trustee/Director of the Royce Funds
3/26/31                  (mutual funds) consisting of 17
                         portfolios
Samuel L. Hayes, III     Director of Tiffany & Co. (specialty
2/23/35                  retailer) and Director of Telect, Inc.
                         (telecommunication services company)

Norton H. Reamer                           None
9/21/35

Lynn A. Stout                              None
9/14/57

Jack L. Treynor                            None
2/21/30

-----------------------

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                          POSITION(S)          TERM OF
       NAME AND             WITH THE         OFFICE AND
        DATE OF             FUND AND          LENGTH OF          PRINCIPAL OCCUPATION(S)
         BIRTH             PORTFOLIO           SERVICE            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Michael W. Weilheimer    President       Since 2002           Vice President of EVM and BMR.
2/11/61                                                       Officer of 8 investment
                                                              companies managed by EVM or
                                                              BMR.
Thomas P. Huggins        Vice President  Since 2001           Vice President of EVM and BMR.
3/7/66                   of the                               Officer of 7 investment
                         Portfolio                            companies managed by EVM or
                                                              BMR.
Barbara E. Campbell      Treasurer       Since 2002           Vice President of EVM and BMR.
6/19/57                                                       Officer of 190 investment
                                                              companies managed by EVM or
                                                              BMR.
Alan R. Dynner           Secretary       Secretary of the     Vice President, Secretary and
10/10/40                                 Fund since 1997; of  Chief Legal Officer of BMR,
                                         the Portfolio since  EVM, EVD and EVC. Officer of
                                         2001                 190 investment companies
                                                              managed by EVM or BMR.
------------------------------------------------------------------------------------------------------------------------------

 (1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF BOSTON INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE
INCOME FUND OF BOSTON
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110




                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122




EATON VANCE INCOME FUND OF BOSTON
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


443-11/02                                                                  IBSRC